UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 8, 2005

                                ASHLAND INC.
             (Exact name of registrant as specified in its charter)

                                    Kentucky
                 (State or other jurisdiction of incorporation)

                         1-2918                             61-0122250
                 (Commission File Number)                 (I.R.S. Employer
                                                          Identification No.)

    50 E. RiverCenter Boulevard, Covington, Kentucky       41012-0391
        (Address of principal executive offices)           (Zip Code)

           P.O. Box 391, Covington, Kentucky               41012-0391
                     (Mailing Address)                     (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

     On April 8, 2005, Shiva Singh instituted a class action in the Supreme Court of the State of New York in New York County against Ashland Inc. ("Ashland"), and the individual members of Ashland's Board of Directors. The complaint also names Marathon Oil Corporation ("Marathon"), Marathon Ashland Petroleum LLC ("MAP") and Credit Suisse First Boston LLC ("CSFB") as defendants. The complaint states that Mr. Singh holds Ashland common stock and that the complaint is brought on behalf of Mr. Singh and others similarly situated. The action arises from the proposed transaction in which Ashland would transfer its entire 38% interest in MAP as well as certain other businesses to Marathon. The complaint alleges breach of fiduciary duty as well as aiding and abetting breach of fiduciary duty and negligence against Ashland, its directors, Marathon and MAP. The complaint alleges breach of fiduciary duty and negligence as well as aiding and abetting breach of fiduciary duty and negligence against CSFB.

     The complaint seeks to recover from defendants an unstated sum of damages. The complaint also seeks to enjoin the proposed transaction (and any related shareholder vote) between Ashland and Marathon under the terms presently proposed; to require defendants to fully disclose all material facts before completion of any such transaction; and to require defendants to obtain a current, independent fairness opinion concerning the proposed transaction. To the extent that the proposed transaction is consummated prior to the entry of the court's final judgment, the complaint asks the court to rescind such transaction(s) and award damages. The complaint also seeks reasonable attorneys' fees, costs and expenses. Ashland believes the lawsuit is without merit.

     Ashland and Marathon are discussing possible alternatives with respect to the proposed transaction. There can be no assurances that an agreement on an alternative transaction will be reached.



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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ASHLAND INC.
                               -------------------------------------------
                                              (Registrant)



    Date:  April 13, 2005               /s/ David L. Hausrath
                               -------------------------------------------
                               Name:     David L. Hausrath
                               Title:    Senior Vice President,
                                         General Counsel and Secretary